MERRILL LYNCH
PENNSYLVANIA
MUNICIPAL
BOND FUND








FUND LOGO








Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. The Fund's cash equivalent reserves fluctuated between 5%--10% of total assets, and a large position of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the defensive position we had implemented in late 1996. Our chief concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Pennsylvania issues. During the last six months, approximately $5.2 billion in Pennsylvania municipal securities was underwritten, an increase of more than 7% as compared to the same period a year ago. However, the majority of recent issuance has been concentrated in the intermediate-term securities with less desirable call protection, which we believe would not have enhanced the Fund's overall structure.

Looking forward, we expect to maintain our current strategy of emphasizing higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income will remain the primary investment strategy of the Fund. Should it become evident that the economy is decelerating, we will adopt a more aggressive portfolio structure. We expect to maintain the Fund's fully-invested position.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Pennsylvania
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



September 4, 1997




We are pleased to announce that William R. Bock is responsible for the day-to-day management of Merrill Lynch Pennsylvania Municipal Bond Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                              12 Month   3 Month
                                               7/31/97   4/30/97   7/31/96    % Change   % Change
Class A Shares*                                 $11.59    $11.15    $11.17     +3.96%(1)   +3.95%
Class B Shares*                                  11.59     11.15     11.17     +3.96(1)    +3.95
Class C Shares*                                  11.59     11.15     11.17     +3.96(1)    +3.95
Class D Shares*                                  11.60     11.16     11.18     +3.95(1)    +3.94
Class A Shares--Total Return*                                                  +9.72(2)    +5.35(3)
Class B Shares--Total Return*                                                  +9.17(4)    +5.22(5)
Class C Shares--Total Return*                                                  +9.06(6)    +5.19(7)
Class D Shares--Total Return*                                                  +9.61(8)    +5.32(9)
Class A Shares--Standardized 30-day Yield         4.56%
Class B Shares--Standardized 30-day Yield         4.25%
Class C Shares--Standardized 30-day Yield         4.15%
Class D Shares--Standardized 30-day Yield         4.47%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.021 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.608 per share ordinary income dividends and $0.021 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.152 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.551 per share ordinary income dividends and $0.021 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.540 per share ordinary income dividends and $0.021 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.597 per share ordinary income dividends and $0.021 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.149 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment-Class A Shares and
Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          8/31/90**       7/97

ML Pennsylvania Municipal Bond Fund++--
Class A Shares*                           $ 9,600        $16,745

ML Pennsylvania Municipal Bond Fund++--
Class B Shares*                           $10,000        $16,844

Lehman Brothers Municipal Bond
Index++++                                 $10,000        $17,641



Total Return Based on a $10,000 Investment-Class C Shares and
Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          10/21/94**     7/97

ML Pennsylvania Municipal Bond Fund++--
Class C Shares*                           $10,000        $12,451

ML Pennsylvania Municipal Bond Fund++--
Class D Shares*                           $ 9,600        $12,134

Lehman Brothers Municipal Bond
Index++++                                 $10,000        $13,054

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.77%         +3.46%
Five Years Ended 6/30/97                   +6.97          +6.10
Inception (8/31/90)
through 6/30/97                            +8.04          +7.40

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.22%         +3.22%
Five Years Ended 6/30/97                   +6.43          +6.43
Inception (8/31/90)
through 6/30/97                            +7.50          +7.50

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +7.11%         +6.11%
Inception (10/21/94)
through 6/30/97                            +7.42          +7.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.75%         +3.44%
Inception (10/21/94)
through 6/30/97                            +8.01          +6.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.237           + 2.90%
1991                      10.05        10.61           --                    0.678           +12.75
1992                      10.61        10.90         $0.005                  0.660           + 9.31
1993                      10.90        11.65          0.040                  0.638           +13.39
1994                      11.65        10.43           --                    0.606           - 5.35
1995                      10.43        11.57           --                    0.617           +17.26
1996                      11.57        11.27          0.021                  0.611           + 3.03
1/1/97-7/31/97            11.27        11.59           --                    0.333           + 6.07
                                                     ------                 ------
                                               Total $0.066           Total $4.380

                                                      Cumulative total return as of 7/31/97: +74.44%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.219           + 2.73%
1991                      10.05        10.61           --                    0.626           +12.18
1992                      10.61        10.90         $0.005                  0.605           + 8.76
1993                      10.90        11.65          0.040                  0.580           +12.82
1994                      11.65        10.43           --                    0.551           - 5.82
1995                      10.43        11.56           --                    0.561           +16.57
1996                      11.56        11.27          0.021                  0.554           + 2.60
1/1/97-7/31/97            11.27        11.59           --                    0.302           + 5.76
                                                     ------                 ------
                                               Total $0.066           Total $3.998

                                                      Cumulative total return as of 7/31/97: +68.44%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                         Net Asset Value          Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.43           --                   $0.109           - 1.31%
1995                      10.43        11.57           --                    0.550           +16.55
1996                      11.57        11.27         $0.021                  0.543           + 2.41
1/1/97-7/31/97            11.27        11.59           --                    0.295           + 5.70
                                                     ------                 ------
                                               Total $0.021           Total $1.497

                                                      Cumulative total return as of 7/31/97: +24.51%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                         Net Asset Value          Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.44           --                   $0.120           - 1.10%
1995                      10.44        11.58           --                    0.607           +17.13
1996                      11.58        11.28         $0.021                  0.601           + 2.93
1/1/97-7/31/97            11.28        11.60           --                    0.327           + 6.01
                                                     ------                 ------
                                               Total $0.021           Total $1.655

                                                      Cumulative total return as of 7/31/97: +26.40%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following summarizes the per share capital gains distributions for each class of shares paid by the Fund during the year:

Record       Payable       Short-Term        Long-Term
Date          Date        Capital Gains    Capital Gains

12/17/96    12/31/96        $.007013          $.021195

Please retain this information for your records.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Pennsylvania Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development  Authority
IDR        Industrial Development Revenue Bonds
MVRICS     Municipal Variable Rate Inverse Class Securities
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UPDATES    Unit Priced Demand Adjustable Tax-Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Pennsylvania--100.9%
                              Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds:
A1       VMIG1++     $  100     (Presbyterian Health Center), VRDN, Series B, 3.65% due 3/01/2020 (a)(c)        $    100
NR*      A3           2,000     (South Hills Health System), Series A, 6.50% due 5/01/2014                         2,176

                              Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds:
AAA      Aaa          4,785     (Commercial Development MPB Association Project), Mercy Hospital of
                                Pittsburgh, 7.70% due 12/01/2013 (e)                                               6,258
BBB-     Baa3         2,000     (Environmental Improvement--USX Corporation Project), 6.10% due 7/15/2020          2,083

AAA      Aaa          3,500   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                              5.375% due 12/01/2024 (c)                                                            3,514

AAA      Aaa          1,430   Berks County, Pennsylvania, GO, UT, Second Series, 5.65%** due 5/15/2020 (d)           427

AAA      Aaa          3,550   Cambria County, Pennsylvania, Refunding, GO, UT, Series A, 6.625% due
                              8/15/2014 (d)                                                                        4,016

BBB+     NR*          2,000   Cumberland County, Pennsylvania, Municipal Authority Revenue Bonds
                              (Presbyterian Homes Inc. Project), 6% due 12/01/2026                                 2,036

A-       NR*          5,350   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds
                              (Riddle Memorial Hospital), 6.50% due 1/01/2022                                      5,636

A1+      P1           6,500   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
                              UPDATES, 3.65% due 12/01/2009 (a)                                                    6,500

NR*      NR*            920   Erie--Western Pennsylvania, Port Authority, General Revenue Bonds, 6.875%
                              due 6/15/2016                                                                          962

A-       NR*          4,990   Gettysburg, Pennsylvania, Municipal Authority, College Revenue Refunding
                              Bonds (Gettysburg College Project), 6.60% due 2/15/2012                              5,315

AAA      Aaa          2,960   Hollidaysburg, Pennsylvania, Area School District, Improvement Bonds,
                              UT, 6.50% due 6/01/2020 (b)                                                          3,266

NR*      Baa1         3,000   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College
                              Project), 6.75% due 5/01/2024                                                        3,247

AAA      Aaa          3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Saint Lukes Hospital--Bethlehem), 6.25% due 7/01/2022 (b)                           3,213

                              Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding
                              Bonds (Pennsylvania Gas and Water Company Project), AMT, Series A:
BBB      A3           3,600     7.20% due 10/01/2017                                                               3,958
AAA      Aaa          2,000     7% due 12/01/2017 (b)                                                              2,273

NR*      Aaa          2,900   Montgomery County, Pennsylvania, GO, UT, 5.40% due 9/15/2019                         2,937

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Pennsylvania (continued)
                              Montgomery County, Pennsylvania, Higher Education and Health Authority,
                              Hospital Revenue Bonds:
AAA      Aaa        $ 2,500     (Abington Hospital), MVRICS, Series A, 9.455% due 6/01/2011 (b)(g)              $  2,925
BBB      NR*          2,835     (Northwestern Corporation), 7% due 6/01/2012                                       3,012

BBB+     Baa2         2,665   Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                              Company), AMT, Series A, 7.60% due 4/01/2021                                         2,911

NR*      NR*            475   Moon Transportation Authority, Pennsylvania, Highway Improvement Revenue
                              Bonds, 9.50% due 2/01/1998 (f)                                                         488

AAA      Aaa          3,300   North Penn, Pennsylvania, Water Authority Revenue Bonds, 7% due 11/01/2004
                              (d)(f)                                                                               3,851

AAA      Aaa          4,000   North Wales, Pennsylvania, Water Authority Revenue Bonds, 7% due 11/01/2004
                              (d)(f)                                                                               4,639

                              Pennsylvania Convention Center Authority, Revenue Refunding Bonds, Series A:
BBB      Baa          1,555     6.70% due 9/01/2014                                                                1,709
BBB      Baa          2,500     6.75% due 9/01/2019                                                                2,751

BBB-     Baa2         1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60% due
                              12/01/2020                                                                           1,740

BBB      Baa3         4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                              Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due
                              12/01/2024                                                                           4,625

AA       Aa2          1,000   Pennsylvania, HFA, Refunding, RIB, AMT, Series 1991-31C, 9.712% due
                              10/01/2023 (g)                                                                       1,168

                              Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT:
AA+      Aa             930     Series 28, 7.65% due 10/01/2023                                                      983
AA+      Aa           2,165     Series 40, 6.90% due 4/01/2025                                                     2,350
AA+      Aa           1,500     Series 41-B, 6.65% due 4/01/2025                                                   1,607

A        NR*          2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds
                              (Municipal Capital Improvements Program), 6.60% due 11/01/2009                       2,198

                              Pennsylvania State Higher Educational Facilities Authority,
                              College and University Revenue Bonds:
NR*      Baa3         2,295     (Delaware Valley College of Science & Agriculture), 7% due 4/01/2022               2,459
NR*      NR*          1,030     (Pennsylvania College of Podiatric Medicine), 8.50% due 10/01/2014                 1,099
A1+      NR*          1,000     Refunding (Carnegie Mellon University), VRDN, Series D, 3.60% due
                                11/01/2030 (a)                                                                     1,000
BBB+     NR*          2,000     (Ursinus College), 5.90% due 1/01/2027                                             2,048

A+       Aa3          2,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds (Thomas Jefferson University), Series A, 6.625% due
                              8/15/2009                                                                            2,207

NR*      NR*          1,225   Pennsylvania State, IDA, Pooled Loan Revenue Bonds, Series A, 7% due
                              7/01/2001 (f)                                                                        1,368

AAA      Aaa          2,000   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport
                              System), Series B, AMT, 5.40% due 6/15/2027 (d)                                      1,988

A+       NR*          1,895   Philadelphia, Pennsylvania, Authority for IDR (National Board of Medical
                              Examiners Project), 6.75% due 5/01/2012                                              2,079

AA       Aa3          1,690   Philadelphia, Pennsylvania, Authority for Industrial Development, Industrial
                              and Commercial Revenue Bonds (Girard Estate Coal Mining Project), 5.50% due
                              11/15/2016                                                                           1,726


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Pennsylvania(concluded)
                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa        $ 1,440     12th Series B, 7% due 5/15/2020 (c)(h)                                          $  1,729
AAA      Aaa            750     13th Series, 7.70% due 6/15/2001 (f)                                                 858

                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority Revenue Bonds:
A1+      VMIG1++      1,000     (Children's Hospital of Philadelphia Project), VRDN, 3.60% due
                                3/01/2027 (a)                                                                      1,000
A-       NR*          1,015     (Children's Seashore House), Series A, 7% due 8/15/2017                            1,106
A-       NR*          3,000     (Children's Seashore House), Series B, 7% due 8/15/2022                            3,248
BBB      NR*          2,595     (Northwestern Corp.), 7.125% due 6/01/2018                                         2,801
A-       Baa1         3,750     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                           3,984
AAA      NR*          3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (h)                  3,493

AAA      Baa          1,000   Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, 16th Series,
                              7.50% due 8/01/2001 (f)                                                              1,140

AAA      Aaa          1,000   Reading, Pennsylvania, GO, Refunding, UT, 6.50% due 11/15/2002 (b)(f)                1,108

A-       NR*          1,750   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                              Refunding Bonds (University of Scranton Project), Series A, 6.50% due
                              3/01/2013                                                                            1,872

AAA      Aaa          3,000   University of Pittsburgh, Pennsylvania, Higher Educational Refunding
                              Bonds, Series B, 5% due 6/01/2021 (c)                                                2,906

AA       Aa3          7,000   Upper Saint Clair Township, Pennsylvania, School District Refunding
                              Bonds, UT, 5.20% due 7/15/2027                                                       6,989

Total Investments (Cost--$131,961)--100.9%                                                                       143,082

Liabilities in Excess of Other Assets--0.9%                                                                       (1,340)
                                                                                                                --------
Net Assets--100.0%                                                                                              $141,742
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing rates. The interest rate shown is the rate in effect at July 31, 1997.
(h)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Services, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$131,960,502) (Note 1a)                         $143,081,650
                    Cash                                                                                          87,568
                    Receivables:
                      Interest                                                             $  1,991,617
                      Beneficial interest sold                                                  391,510        2,383,127
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          16,854
                                                                                                            ------------
                    Total assets                                                                             145,569,199
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,876,414
                      Beneficial interest redeemed                                              556,777
                      Dividends to shareholders (Note 1f)                                       185,308
                      Investment adviser (Note 2)                                                65,877
                      Distributor (Note 2)                                                       49,776        3,734,152
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        93,493
                                                                                                            ------------
                    Total liabilities                                                                          3,827,645
                                                                                                            ------------

Net Assets:         Net assets                                                                              $141,741,554
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    182,789
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        941,355
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         53,030
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         46,109
                    Paid-in capital in excess of par                                                         129,854,667
                    Accumulated realized capital losses on investments--net                                     (457,544)
                    Unrealized appreciation on investments--net                                               11,121,148
                                                                                                            ------------
                    Net assets                                                                              $141,741,554
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $21,178,764 and 1,827,891
                    shares of beneficial interest outstanding                                               $      11.59
                                                                                                            ============
                    Class B--Based on net assets of $109,070,243 and 9,413,550
                    shares of beneficial interest outstanding                                               $      11.59
                                                                                                            ============
                    Class C--Based on net assets of $6,145,035 and 530,303
                    shares of beneficial interest outstanding                                               $      11.59
                                                                                                            ============
                    Class D--Based on net assets of $5,347,512 and 461,085
                    shares of beneficial interest outstanding                                               $      11.60
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  8,858,592
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    798,487
                    Account maintenance and distribution fees--Class B (Note 2)                 570,543
                    Accounting services (Note 2)                                                 84,022
                    Professional fees                                                            59,883
                    Transfer agent fees--Class B (Note 2)                                        58,782
                    Printing and shareholder reports                                             35,917
                    Account maintenance and distribution fees--Class C (Note 2)                  31,881
                    Registration fees (Note 1e)                                                  14,339
                    Transfer agent fees--Class A (Note 2)                                         8,936
                    Pricing fees                                                                  8,675
                    Custodian fees                                                                8,659
                    Trustees' fees and expenses                                                   7,472
                    Account maintenance fees--Class D (Note 2)                                    4,386
                    Transfer agent fees--Class C (Note 2)                                         2,754
                    Transfer agent fees--Class D (Note 2)                                         1,812
                    Other                                                                         2,847
                                                                                           ------------
                    Total expenses                                                                             1,699,395
                                                                                                            ------------
                    Investment income--net                                                                     7,159,197
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,919,585
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      3,613,001
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 12,691,783
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                   For the Year
                                                                                                   Ended July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $  7,159,197     $  7,689,849
                    Realized gain on investments--net                                         1,919,585          415,112
                    Change in unrealized appreciation on investments--net                     3,613,001          999,490
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,691,783        9,104,451
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,144,917)      (1,225,179)
Shareholders          Class B                                                                (5,531,327)      (6,116,920)
(Note 1f):            Class C                                                                  (252,297)        (172,681)
                      Class D                                                                  (230,656)        (175,069)
                    Realized gain on investments--net:
                      Class A                                                                   (52,975)              --
                      Class B                                                                  (290,647)              --
                      Class C                                                                   (13,183)              --
                      Class D                                                                   (10,473)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (7,526,475)      (7,689,849)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                            (13,919,756)      (1,716,500)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (8,754,448)        (301,898)
                    Beginning of year                                                       150,496,002      150,797,900
                                                                                           ------------     ------------
                    End of year                                                            $141,741,554     $150,496,002
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  11.17   $  11.07  $  11.00  $  11.39   $  11.04
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .60        .61       .62       .60        .63
                    Realized and unrealized gain (loss) on
                    investments--net                                       .45        .10       .07      (.33)       .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.05        .71       .69       .27        .99
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.60)      (.61)     (.62)     (.60)      (.63)
                      Realized gain on investments--net                   (.03)         --        --     (.04)      (.01)
                      In excess of realized gain on investments
                      --net                                                 --         --        --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.63)      (.61)     (.62)     (.66)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.59   $  11.17  $  11.07  $  11.00   $  11.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.72%      6.53%     6.54%     2.37%      9.30%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .74%       .76%      .77%      .75%       .69%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .74%       .76%      .77%      .75%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.36%      5.41%     5.72%     5.30%      5.70%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 21,179   $ 21,626  $ 23,040  $ 28,239   $ 27,639
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  49.82%     58.33%    59.17%    37.73%      9.69%
                                                                      ========   ========  ========  ========   ========


The following per share data and ratios have been derived                                   Class B
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  11.17   $  11.07  $  11.00  $  11.39   $  11.04
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .55       .56       .54        .58
                    Realized and unrealized gain (loss) on
                    investments--net                                       .45        .10       .07      (.33)       .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.00        .65       .63       .21        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.55)      (.55)     (.56)     (.54)      (.58)
                      Realized gain on investments--net                   (.03)        --        --      (.04)      (.01)
                      In excess of realized gain on investments
                      --net                                                 --         --        --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.58)      (.55)     (.56)     (.60)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.59   $  11.17  $  11.07  $  11.00   $  11.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.17%      5.98%     6.00%     1.86%      8.75%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.25%      1.27%     1.28%     1.25%      1.19%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.25%      1.27%     1.28%     1.25%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.85%      4.91%     5.21%     4.80%      5.19%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $109,070   $120,565  $123,260  $130,418   $109,463
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  49.82%     58.33%    59.17%    37.73%      9.69%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                        Class C                       Class D

                                                                                  For the                       For the
                                                                                   Period                        Period
The following per share data and ratios have been derived         For the         Oct. 21,       For the        Oct. 21,
from information provided in the financial statements.           Year Ended      1994++ to      Year Ended      1994++ to
                                                                  July 31,        July 31,       July 31,        July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of
Operating           period                                 $  11.17   $  11.07   $  10.68  $  11.18  $  11.08   $  10.68
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .53        .54        .43       .59       .60        .47
                    Realized and unrealized gain on
                    investments--net                            .45        .10        .39       .45       .10        .40
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .98        .64        .82      1.04       .70        .87
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.53)      (.54)      (.43)     (.59)     (.60)      (.47)
                      Realized gain on investments--net        (.03)        --         --      (.03)       --         --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.56)      (.54)      (.43)     (.62)     (.60)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  11.59   $  11.17   $  11.07  $  11.60  $  11.18   $  11.08
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        9.06%      5.87%      7.83%+++  9.61%     6.42%      8.36%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.35%      1.37%      1.38%*     .84%      .86%       .87%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.75%      4.80%      5.05%*    5.26%     5.31%      5.65%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  6,145   $  4,722   $  1,868  $  5,348  $  3,583   $  2,630
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       49.82%     58.33%     59.17%    49.82%    58.33%     59.17%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, includ-ing valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $809         $8,173
Class D                                  $225         $2,568

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $171,892 and $1,630 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $69,058,161 and $79,278,809, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments.            $ 2,366,210    $11,121,148
Financial futures contracts          (446,625)            --
                                  -----------    -----------
Total                             $ 1,919,585    $11,121,148
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $11,121,148, of which $11,156,569 related to appreciated securities and $35,421 related to depreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $131,960,502.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $13,919,756 and $1,716,500 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           463,882    $ 5,214,824
Shares issued to share-
holders in reinvestment of
dividends and distributions            56,819        639,033
                                  -----------    -----------
Total issued                          520,701      5,853,857
Shares redeemed                      (628,409)    (7,047,455)
                                  -----------    -----------
Net decrease                         (107,708)   $(1,193,598)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           109,752    $ 1,229,333
Shares issued to share-
holders in reinvestment of
dividends                              58,364        656,749
                                  -----------    -----------
Total issued                          168,116      1,886,082
Shares redeemed                      (314,476)    (3,540,925)
                                  -----------    -----------
Net decrease                         (146,360)   $(1,654,843)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,104,640   $ 12,428,694
Shares issued to share-
holders in reinvestment of
dividends and distributions           254,749      2,864,821
                                 ------------   ------------
Total issued                        1,359,389     15,293,515
Automatic conversion of
shares                                (52,791)      (595,361)
Shares redeemed                    (2,684,513)   (30,214,153)
                                 ------------   ------------
Net decrease                       (1,377,915)  $(15,515,999)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,605,962    $18,118,584
Shares issued to share-
holders in reinvestment of
dividends                             267,930      3,014,759
                                  -----------    -----------
Total issued                        1,873,892     21,133,343
Automatic conversion of
shares                                (44,290)      (494,541)
Shares redeemed                    (2,176,649)   (24,491,107)
                                  -----------    -----------
Net decrease                         (347,047)   $(3,852,305)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           185,567    $ 2,085,866
Shares issued to share-
holders in reinvestment of
dividends and distributions            15,175        170,763
                                  -----------    -----------
Total issued                          200,742      2,256,629
Shares redeemed                       (93,032)    (1,044,842)
                                  -----------    -----------
Net increase                          107,710    $ 1,211,787
                                  ===========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           310,698    $ 3,488,268
Shares issued to share-
holders in reinvestment of
dividends                              10,054        113,133
                                  -----------    -----------
Total issued                          320,752      3,601,401
Shares redeemed                       (66,907)      (753,080)
                                  -----------    -----------
Net increase                          253,845    $ 2,848,321
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           215,211    $ 2,406,083
Automatic conversion
of shares                              52,734        595,361
Shares issued to share-
holders in reinvestment of
dividends and distributions            12,040        135,638
                                  -----------    -----------
Total issued                          279,985      3,137,082
Shares redeemed                      (139,318)    (1,559,028)
                                  -----------    -----------
Net increase                          140,667    $ 1,578,054
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           174,458    $ 1,955,538
Automatic conversion
of shares                              44,251        494,541
Shares issued to share-
holders in reinvestment of
dividends                              10,521        118,715
                                  -----------    -----------
Total issued                          229,230      2,568,794
Shares redeemed                      (146,212)    (1,626,467)
                                  -----------    -----------
Net increase                           83,018    $   942,327
                                  ===========    ===========

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Pennsylvania Municipal Bond
Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997
</AUDIT-REPORT>

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Bock, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863